Exhibit 10.2

IAE PROPRIETARY INFORMATION

IAE Building
400 Main Street
East Hartford, CT 06108 USA

30 January 2007

Mr. Thomas Anderson
Senior VP, Supply Chain Management
JetBlue Airways Corporation
118-29 Queens Blvd.
11th Floor
Forest Hills, Queens
New York, NY 11375

Reference:	The V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG, dated May 4, 1999 (the ‘‘Agreement’’)

Subject:	Side Letter No. 21 to the Agreement (the ‘‘Side Letter No. 21’’)

Dear Sir:

IAE is pleased to submit to JetBlue this Side Letter No. 21 in support of JetBlue’s commitment to upgrade certain of its aircraft to a SelectOne™ configuration. In recognition of this commitment, IAE is developing a SelectOne™ hardware modification package for V2500-A5 engines, consisting of [***] (the ‘‘SelectOne™ Production Standard’’), that is herby offered to JetBlue in accordance with the terms and condition contained herein.

1.	Definitions

Except as defined herein, capitalized terms shall have the meanings as set forth in the Agreement (as amended).

1.1	‘‘SelectOne™ Eligible Aircraft’’ shall mean those Aircraft delivered to JetBlue after the SelectOne™ Production Date, including but not limited to the fifty-eight (58) Firm Aircraft (numbers 116 through 173) and the fifty (50) Option Aircraft (numbers 174 through 223) which are currently scheduled for delivery in 2009 or thereafter in accordance with Side Letter No. 20 to the Agreement.

1.2	‘‘SelectOne™ Engines’’ shall mean those V2527-A5 Engines incorporating the SelectOne™ Production Standard at production.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

1.3	‘‘SelectOne™ Production Date’’ shall mean the date on which the first new production Airbus A320 family aircraft containing installed SelectOne™ Engines is delivered to an Airbus customer.

1.4	‘‘[***] Aircraft’’ shall mean Pre-SelectOne™ [***] Aircraft, together with the SelectOne™ [***] Aircraft, as follows:

1.4.1	‘‘Pre-SelectOne™ [***] Aircraft’’ shall mean the last [***] Aircraft delivered to JetBlue immediately preceding the SelectOne™ Production Date, which for business planning purposes, shall initiate with the first Aircraft delivered around [***], 2007.

1.4.2	‘‘SelectOne™ [***] Aircraft’’ shall mean the first [***] Aircraft delivered to JetBlue with SelectOne™ Engines.

1.5	‘‘[***] Period’’ shall mean the first [***] flight hours flown by each [***] Aircraft from new, during which [***] shall be collected in support of the [***] calculation set forth in Section 3 below.

1.6	‘‘Aircraft Performance Monitoring’’ or ‘‘APM’’ shall mean the A320 series Aircraft Performance Model provided by Airbus to JetBlue on TBD, bearing the reference number TBD, where such TBD information shall be provided by JetBlue when available and prior to the [***].

2.	Purchase of SelectOne™ Engines

For each SelectOne™ Engine originally installed from new on SelectOne™ Eligible Aircraft delivered to JetBlue on or after the SelectOne™ Production Date, JetBlue shall pay to IAE upon delivery of each such Aircraft the following amounts:

2.1	[***] Dollars (US$[***]) [***] per SelectOne™ Engine originally installed on SelectOne™ Eligible Aircraft delivered to JetBlue, escalated to the date of delivery in accordance with this Section 2 (the ‘‘SelectOne™ Payment’’); plus

2.2	An additional amount determined as follows:

2.2.1	Where the [***] amount has not yet been calculated in accordance with Section 3 below, JetBlue shall pay IAE the [***] amount of [***] Dollars (US$[***]) in [***] per SelectOne™ Eligible Aircraft delivered with SelectOne™ Engines, escalated to the date of delivery in accordance with this Section 2; or

2.2.2	Where the [***] amount has been calculated in accordance with Section 3 below, JetBlue shall pay the [***] amount for each SelectOne™ Eligible Aircraft delivered with SelectOne™ Engines, escalated to the date of delivery in accordance with this Section 2.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

All payments under this Section 2 shall be escalated in accordance with the Escalation Formula set forth in Exhibit B (as adjusted to reflect the [***] base date herein) to Side Letter No. 17 to the Agreement, dated June 11, 2004, from the base month of [***] to the date of Aircraft delivery or [***], as appropriate; where applicable, the [***].

3.	[***]

3.1	Calculation of [***]

Within thirty (30) days following completion of the [***] for all [***] Aircraft, IAE shall calculate the SelectOne™ ‘‘[***]’’, as follows:

[***]

3.2	Calculation of [***]

Immediately following the calculation of the [***] in accordance with Section 3.1 above, IAE shall calculate the value of the ‘‘[***]’’, as follows:

[***]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

3.3	[***] Calculation and [***] Requirements

Calculation of the values [***] and [***] in the formula set forth in 3.1 above shall be subject to the following requirements:

3.3.1	JetBlue shall provide IAE with access to all input and output data accumulated for the [***] Aircraft (the ‘‘Data’’), and shall provide IAE with [***] and [***] output reports for the [***] Aircraft in the form(s) reasonably required by IAE. In the event that the parties mutually agree that the [***] data shall [***], shall be provided (the ‘‘[***]’’);

3.3.2	Data obtained from each Engine installed on the [***] Aircraft during the [***] shall be evaluated using normal statistical practices and shall also vary less than two standard deviations from the average;

3.3.3	The quantity of [***] shall be sufficient to calculate the values of [***] and [***] in accordance with normal statistical practices;

3.3.4	All Data derived from the [***] with respect to the [***] Aircraft and related Engines shall be calculated using the same [***] model version;

3.3.5	JetBlue shall make best efforts to ensure that all Data had been derived from [***] Aircraft used for normal civil commercial airline revenue service flights during the [***] Period for such [***] Aircraft;

3.3.6	The total average derate for Pre-SelectOne™ [***] Aircraft shall not vary by more than [***]% from that of SelectOne™ [***] Aircraft , where the total average derate is calculated using Data from all missions completed during the entire [***] Period for each and every [***] Aircraft;

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

3.3.7	The total average stage length for Pre-SelectOne™ [***] Aircraft shall not vary by more than [***]% from that of SelectOne™ [***] Aircraft, where the total average stage length is calculated using data from all missions completed during the entire [***] Period for each and every [***] Aircraft;

3.3.8	All Engines powering [***] Aircraft shall be managed and maintained in a similar manner, and shall not be modified except with the consent of IAE;

3.3.9	IAE and JetBlue shall utilize best efforts to mutually agree to a methodology to address variation in the properties of [***] used by [***] Aircraft during their respective [***] Periods. The parties further agree that all costs associated with satisfying this Provision 3.3.9 shall be [***]; and

3.3.10	[***] shall not be used for [***] of any [***] Aircraft during the collection of [***].

If any of the above requirements are not met, then IAE shall have the right to (i) [***] data from the data sets used to calculate the values of [***] or [***] (any [***] shall be referred to as ‘‘[***]’’), and/or (ii) require the parties to mutually agree to an [***] of measuring and calculating the data required to calculate the values of [***] or [***].

3.4	Right of [***]

Furthermore, if either (i) the [***] or [***] predicted [***], as determined by IAE, shall differ from the resultant of the equation ([***]) by more than [***]%, or (ii) the value of [***], as calculated in Section 3.1 above, is less than [***]%, then IAE shall have the [***] to implement either or both of the following, as applicable:

A.	Retain a neutral, third party specialist to investigate programs and methodologies used herein, where such associated costs shall be [***]. Where the outcome of such investigation indicates a correction to the methodology is required, the parties shall mutually agree to implement an [***] of measuring and calculating the data required to calculate the values of [***] or [***]; and

B.	Introduce, at [***], appropriate [***] to new SelectOne™ Engines powering JetBlue’s SelectOne™ Eligible Aircraft (‘‘Affected Aircraft’’) and to require the [***] and subsequent [***] of the values and amounts specified in this Section 3 for such Affected Aircraft in order to obtain a revised [***] (the ‘‘Revised [***]’’).

For the avoidance of doubt, further [***] shall be limited to those engines powering Affected Aircraft.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

4.	[***]

4.1	Immediately following calculation of either the [***] or the [***], as applicable, in accordance with Section 3 above, IAE shall [***], calculated as the [***]:

4.1.1	[***], which is the total [***] amounts paid by JetBlue to IAE in accordance with Section 2.2.1 above for SelectOne™ Eligible Aircraft JetBlue received with SelectOne™ Engines installed, [***]

4.1.2	[***], which is the total [***] amounts that JetBlue [***] for such Aircraft based on the calculation performed in accordance with Section 3 above, as escalated to the date of each original payment made in accordance with 2.2.1 above.

4.2	[***] or payments owed under this Section shall be made in US Dollars within fifteen (15) days of [***].

5.	[***]

[***]

6.	[***]

[***]

7.	SelectOne™ Engine [***]

[***]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

8.	Conditions

8.1	IAE’s commitments relating to the incorporation of SelectOne™ Engines, as detailed in this Side Letter No. 21, are subject to (a) certification of the SelectOne™ configured V2527-A5 engine by the FAA, (b) IAE and Airbus reaching a commercial agreement allowing for SelectOne™ hardware incorporation into installed production Engines, and (c) the availability of SelectOne™ hardware for incorporation into JetBlue’s Engines.

8.2	JetBlue agrees that all V2500 powered Aircraft incorporating the SelectOne™ Production Standard shall be V2527-A5 powered A320 aircraft. Should JetBlue take delivery of a SelectOne™ Eligible Aircraft that is not a V2527-A5 powered A320 aircraft, then IAE and JetBlue agree to negotiate in good faith to revise the terms of this Side Letter No. 21 to the mutual agreement of the parties.

8.3	IAE’s provision of SelectOne™ Engines as referenced herein is based upon the Aircraft delivery schedule set forth in Side Letter No. 20 to the Agreement. In the event that such delivery schedule is amended, or certification and subsequent entry into service of the SelectOne™ Production Standard is delayed, [***]

8.4	[***]

9.	[***]

Notwithstanding the provisions of Clause 6.7 of the Agreement to the contrary, JetBlue may [***], as set forth in Exhibit A and Exhibit B respectively, to [***]. For the avoidance of doubt, this Side Letter No. 21 shall not be disclosed by JetBlue to any third party without the prior written consent of IAE, [***]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

10.	[***]

[***]

11.	Condition Precedent

JetBlue’s approval of this Side Letter No. 21 is subject to [***]. In the event that [***], this Side Letter No. 21 shall be void and shall have no force and effect.

[THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Except as expressly amended by this Side Letter No. 21, all provisions of the Agreement (as amended from time to time by various side letters and amendments) remain in full force and effect. IAE’s offer as contained in this Side Letter No. 21 supersedes all prior versions submitted to JetBlue and may be accepted by JetBlue at any time prior to 30 January 2007, by signing below and delivering an original to IAE.

Very truly yours,	Agreed to and accepted on behalf of
IAE International Aero Engines AG	JetBlue Airways Corporation
Philip Harris	Thomas E. Anderson
Name	Name
SVP Customers	Senior Vice President
Title	Title
January 30, 2007	February 1, 2007
Date	Date

IAE PROPRIETARY INFORMATION

Exhibit A
[***]

[***] Represents approximately seven pages of material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT A-1

ESCALATION FORMULA

1.	Any unit base price or other sum expressed to be subject to escalation from the Base Month (as defined below) to month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

Pi =	(Pb+F) x CPI where:

Pi =	the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar

Pb =	unit base price or other sum

F =	[***](N) (Pb), rounded to the nearest U.S. Dollar

N =	the calendar year of scheduled engine delivery or other date of determination, minus the applicable base year

CPI =	[***](L) + [***](M)

L =	Labor Ratio defined below

M =	Material Ratio defined below

‘‘Base Month’’ shall mean the base month specified for prices and related credits in the Agreement.

The IAE Composite Price Index is the sum of [***] percent of the Labor Ratio and [***] percent of the Material Ratio, with the sum rounded to the nearest ten thousandth. The quarterly value published for the Employment Cost Index will be deemed to apply to each month of the quarter.

The Labor Ratio is the ‘‘Employment Cost Index (ECI) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I’’ as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value of ‘‘Employment Cost Index (ECI) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I’’ for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month. To be clear the quarterly value of CIU2023211000000I will apply to each month of a given quarter.

The Material Ratio is the ‘‘Producer Price Index, Industrial Commodities, WPU03thru15’’, as published monthly by the Bureau of Labor Statistics, U.S. Department of Labor, for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value for Industrial Commodities for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

The value of the factors [***](L) and [***](M) shall be determined to the nearest fourth decimal place. Thus if the fifth decimal place is five or more, the fourth decimal place shall be raised to the next higher number.

For a given month, the escalation shall be computed by using the applicable Index value, which the Bureau has published as the time of delivery or other date of determination.

2.	If the U.S. Department of Labor changes the base year for determination of the Index values as defined above, such rebased values will be incorporated in the escalation calculation.

3.	If the U.S. Department of Labor ceases to publish or replaces an index or revises the methodology used for the determination of the index values to be used to determine the CPI or, for any reason, has not released values needed to determine the CPI, IAE, in its sole discretion, shall select a substitute for such index or values from data published by the Bureau of Labor Statistics or otherwise make revisions to the escalation formula such that the escalation will as closely as possible approximate the result that would have been attained by continuing the use of the original escalation formula and index values as they may have fluctuated during the applicable time period.

4.	The invoiced purchase price or final escalated sum, which in no event shall be less than the unit base price, shall be the final price or escalated sum.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

EXHIBIT A-2

[***]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

EXHIBIT A-3

[***]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Exhibit B

[***]

[***] Represents approximately two pages of material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.